                                                                  EXHIBIT 10.39B

                                                         Addendum No. 2
                                                         Contract No. MA/CCF-478

                                  ADDENDUM TO
                            MARITIME ADMINISTRATION
                      CAPITAL CONSTRUCTION FUND AGREEMENT
                                      WITH
                    NATIONAL STEEL AND SHIPBUILDING COMPANY

     This Addendum is made by and between the Maritime Administrator (the "Administrator"), and National Steel and Shipbuilding Company, a citizen of the United States (the "Party"), as an addendum to that certain Capital Construction Fund ("CCF") Agreement Contract No. MA/CCF-478 (the "Agreement").

     WHEREAS:

     1. The Administrator and the Party entered into the Agreement on September 13, 1988 under Section 607, Merchant Marine Act, 1936, as amended (the "Act");

     2. The Administrator on August 6, 1992, approved the amendment of Schedule A of the Agreement to delete the SS WORTH (Official No. 7600548), the SS ROSE CITY (Official No. 7607891), the MR. ED (Official No. 575765) and the HAPPY (Official No. 228709) from the list of eligible agreement vessels;

     3. The Administrator on August 6, 1992, approved an amendment to Schedule B to

               A. Delete the construction/acquisition of a 209,000 DWT Alaska Class Tanker with an estimated contract price of $130 million to be delivered in January 1991;



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                                       2

               B. Add the construction/acquisition of two 40,000 DWT product tankers with an estimated contract price of $160 million to be delivered in 1993;

               C. Change the construction/acquisition of a passenger cruise ship of about 1,800 passenger capacity for operation in inter-island Hawaii with an estimated contract price of $225 million to two 500-plus passenger cruise ships to be delivered in 1994 with an estimated contract price of $200 million each;

               D. Change the construction/acquisition of two 2,000 TEU containerships with an estimated contract price of $200 million to the R.J. PFEIFFER, a 2,000 TEU containership to be delivered on June 15, 1992 with an estimated contract price of $120 million;

     4. The Administrator on August 6, 1992 approved the amendment of Schedule C to reflect changes in names from West One Trust to West One Bank, Idaho and from Citicorp Bank to Citicorp Trust of California. The approval also added Sanwa Bank California and The Bank of California as depositories.

     5. The Parties desire to amend the agreement as set forth in this Addendum.

NOW, THEREFORE, the Administrator and the Party agree as follows:
     I. Effective August 6, 1992, the agreement is amended by deleting the existing Schedules A, B and C and replacing them with the annexed revised Schedules A, B and C.

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                                       3


     II. Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Addendum No. 2 in four counterparts, effective as of the date specified hereinabove and actually on the 29th day of October, 1992.

(SEAL)                                    UNITED STATES OF AMERICA
                                          SECRETARY OF TRANSPORTATION
ATTEST:                                   MARITIME ADMINISTRATOR

By: /s/ [SIGNATURE ILLEGIBLE]             By: /s/ James J. Zok
    -----------------------------             -----------------------------
    Secretary                                 Contracting Officer



(SEAL)                                    NATIONAL STEEL AND
                                          SHIPBUILDING COMPANY
ATTEST:

By: /s/ Alvin G. Kalmanson                By: /s/ S. D. Timmons
    -----------------------------             -----------------------------

Name: Alvin G. Kalmanson                  Name:  S. D. Timmons
    -----------------------------             -----------------------------
                                                  Vice President,
Title: Assistant Secretary                Title:  Business Affairs
    -----------------------------             -----------------------------



Approved as to form:

By: /s/ [SIGNATURE ILLEGIBLE]
    -----------------------------
       Assistant Chief Counsel
       Maritime Administration


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                                                                      MA/CCF-478

                                   SCHEDULE A

                           ELIGIBLE AGREEMENT VESSELS



                                              Date And
Name And   Specific     Capacity                Place        Date        Area of    Details of
I.D. No.     Type     (Gross Tons)   Owner   Constructed   Documented   Operation     Service
--------   --------   ------------   -----   -----------   ----------   ---------   ----------

                                                                      MA/CCF-478

                                   SCHEDULE B

                               PROGRAM OBJECTIVES

                     ACQUISITION OR CONSTRUCTION OF VESSELS

                                                                     Amount
Program        Vessel                                                to be           Approximate Date
Objective      Name &             General            Vessel        Withdrawn               of                Anticipated
   No.         Number         Characteristics        Cost          From Fund       Contract   Delivery       Area of Oper.
---------      ---------      -----------------    -------------   -----------     ---------  --------       ----------------
   1           R.J.           A 2,000 TEU          $120 million    $75 million       1/90     6/15/92        West Coast
               Pfeiffer       Container Ship for   (approx.)       (approx.)                                 Mainland U.S. to
                              Matson Navigation                                                              Hawaiian Islands
                              Company

   2           Unknown        Two 40,000 DWT      $160 million     $80 million     unknown      1993         Hawaiian Islands
                              product tankers     (approx.)        (approx.)                                 Puerto Rico

   3           Unknown        Two 500 plus        $200 million     $75 million     unknown      1994         Non-Contiguous
                              Passenger           each (approx.)   each (approx.)                            Trade
                              v.


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                                                            7/01/92
                                                            Revised Schedule C
                                                            MA/CCF-478


                                   SCHEDULE C

                                  DEPOSITORIES


NAME AND ADDRESS                             ACCOUNTS

West One Bank, Idaho                         Investment Account
101 South Capitol Street                     established pursuant to
P.O. Box 7938                                46 C.F.R. Section 390.7
Boise, Idaho 83707

Citicorp Trust of California                 Investment Account
725 S. Figueroa Street                       established pursuant to
Los Angeles, CA 90017                        46 C.F.R. Section 390.7

Sanwa Bank California                        Investment Account
4400 MacArthur Blvd.                         established pursuant to
Newport Beach, CA 92660                      46 C.F.R. Section 390.7

The Bank of California                       Investment Account
475 Sansome Street                           established pursuant to
San Francisco, CA 94111                      46 C.F.R. Section 390.7